DISPUTES RELATING TO THIS AGREEMENT ARE REQUIRED TO BE SETTLED PURSUANT TO CERTAIN DISPUTE RESOLUTION PROCEDURES AS PROVIDED IN ARTICLE 7 AND APPENDIX A OF THIS AGREEMENT.

                              EMPLOYMENT AGREEMENT
                              --------------------

     This  Employment  Agreement (this "Agreement") is entered into effective as
                                        --------
of  the 13th day of May, 2003, between Richard Shore, Jr. ("Employee"), and Penn
                                                            --------
Octane  Corporation,  a  Delaware  corporation  (the "Company"), whose principal
                                                      -------
executive  offices  are  located  in  Palm  Desert,  California.

     WHEREAS, the Company desires to employ Employee, and Employee desires to be employed by the Company, on terms hereinafter set forth;

     WHEREAS,  Shore  Capital  LLC  ("Shore Capital"), an entity wholly owned by
                                      -------------
Employee, and Penn Octane Corporation are parties to a letter agreement dated November 29, 2002 (the "Shore Agreement"); and
                            ----------------

     WHEREAS, Shore Capital, Employee and the Company desire to terminate the Shore Agreement and release and terminate their respective rights and obligations thereunder as provided in this Agreement;

     NOW, THEREFORE, in consideration for the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE 1
                                     DUTIES
                                     ------

     1.1  Employment.  During  the term of this Agreement, the Company agrees to
          ----------
employ Employee in the capacity as President, and Employee accepts such employment, on the terms and conditions set forth in this Agreement.

     1.2  Extent  of  Service. During the term of this Agreement, Employee shall
          -------------------
devote his full-time business time, energy and skill to the affairs of the Company and its affiliated companies, including, without limitation, Rio Vista Energy Partners L.P., a Delaware limited partnership to be formed by the Company ("Rio Vista"). The provisions of this Section 1.2 shall not prevent Employee
  ----------                              -----------
from making monetary investments in businesses so long as such business does not directly compete with the Company, Rio Vista or any other entity controlled by Rio Vista; provided, however, the foregoing shall not, in any event, prohibit Employee from purchasing and holding as an investment not more than one percent (1%) of any class of publicly-traded securities of any entity (other than the Company or Rio Vista) which conducts a business in competition with the business of the Company or Rio Vista or any entity controlled by Rio Vista, so long as Employee does not participate in any way with the management, operation or control of such entity.

     1.3 Duties. Employee's duties hereunder shall include such duties as may be
         ------
prescribed from time to time by the Board. Employee shall also perform, without additional compensation, such duties for the Company's affiliated companies.

                                    ARTICLE 2
                               TERM OF EMPLOYMENT
                               ------------------

     The term of this Agreement shall commence on the date hereof and continue for a period of two years unless earlier terminated pursuant to Article 4
                                                                       ---------
hereof.

                                    ARTICLE 3
                                  COMPENSATION
                                  ------------

     3.1 Monthly Base Salary and Per Annum Payment. As compensation for services
         -----------------------------------------
rendered under this Agreement, Employee shall be entitled to receive from the Company a monthly base salary (before standard deductions) equal to $30,000, subject to periodic review and upward adjustment by the Board in its sole discretion (downward adjustment shall not be permitted). Employee's monthly base salary shall be payable at regular intervals (at least semi-monthly) in accordance with the prevailing practice and policy of the Company.

     3.2  Stock  Options. As additional compensation for services rendered under
          --------------
this Agreement, Employee or his designees shall receive options (the "Options"), exercisable after the date of the distribution of common units of Rio Vista to the stockholders of the Company, to purchase 97,415 common units of Rio Vista at a per unit exercise price of $8.47, to purchase 763,737 shares of common stock of the Company at a per share exercise price of $1.14 and to purchase 25% of the limited liability company interests of Rio Vista GP LLC, a Delaware limited liability company to be formed by the Company as the general partner of Rio Vista, at an exercise price equal to the pro rata portion of the tax basis capital of Rio Vista immediately after the distribution of common units of Rio Vista to the stockholders of the Company pursuant to the option agreements in the forms attached hereto as Exhibit A, Exhibit B and Exhibit C, respectively
                                ---------  ---------     ---------
(collectively,  the  "Option  Agreements").
                      ------------------

     3.3  Benefits.  Employee shall, in addition to the compensation provided
           --------
for  herein,  be  entitled  to  the  following  additional  benefits:

          (a)  Medical,  Health  and  Disability  Benefits.  Employee  shall  be
               -------------------------------------------
entitled to receive all medical, health and disability benefits that may, from time to time, be provided by the Company to all employees of the Company as a group.

          (b)  Other  Benefits.  Employee  shall also be entitled to receive any
               ---------------
other benefits that may, from time to time, be provided by the Company to all employees of Company as a group.

          (c)  Vacation.  Employee  shall  be  entitled to an annual vacation as
               --------
determined in accordance with the prevailing practice and policy of the Company.

          (d)  Holidays.  Employee  shall  be entitled to holidays in accordance
               --------
with the  prevailing  practice  and  policy  of  the  Company.

          (e)  Reimbursement  of  Expenses. The Company shall reimburse Employee
               ---------------------------
for all expenses reasonably incurred by Employee in conjunction with the rendering of services at the Company's request, provided that such expenses are incurred in accordance with the prevailing practice and policy of the Company and are properly deductible by the Company for federal income tax purposes. As a condition to such reimbursement, Employee shall submit an itemized accounting of such expenses in reasonable detail, including receipts where required under federal income tax laws.

                                    ARTICLE 4
                                   TERMINATION
                                   -----------

     4.1  Termination by the Company Without Cause. Subject to the provisions of
          ----------------------------------------
this  Article  4,  this Agreement may be terminated by the Company without cause
      ----------
upon 30 days prior written notice thereof given to Employee. In the event of such termination, the Company shall pay Employee his monthly base salary (subject to standard deductions) and per annum payment (subject to standard deductions) through the remainder of the term of this Agreement and Employee shall be entitled to continue to be covered under the Company's group health insurance program pursuant to benefit continuation as prescribed in the COBRA. Such COBRA benefits shall commence on the date of termination and the Company shall pay, on Employee's behalf, any and all costs associated with extending such group health benefits under COBRA for a period of 12 months following the termination date. Payment or performance by the Company in accordance with this
Article  4  shall  constitute  Employee's  full  severance  pay
----------
and the Company shall have no further obligation to Employee arising out of such termination.

     4.2  Termination For Cause. This Agreement may be terminated by the Company
          ---------------------
for "Cause" (as defined in Section 8.2 herein) upon written notice thereof given
                           -----------
by the Company to Employee. In the event of termination pursuant to this Section
                                                                         -------
4.2, the Company shall pay Employee his monthly base salary (subject to standard
---
deductions) earned pro rata to the date of such termination and the Company shall have no further obligations to Employee hereunder.

     4.3  Termination Upon Death or Disability. In the event that Employee dies,
          ------------------------------------
this Agreement shall terminate upon Employee's death. Likewise, if Employee becomes unable to perform the essential functions of his duties hereunder, with or without reasonable accommodation, on account of illness, disability or other reason whatsoever for a period of more than 180 consecutive or nonconsecutive days in any 12-month period, the Company may, upon notice to Employee, terminate this Agreement. In the event of termination pursuant to this Section 4.3,
                                                                    ------------
Employee (or his legal representatives) shall be entitled only to his monthly base salary earned pro rata for services actually rendered prior to the date of such termination; provided, however, to the extent to which Employee has received short-term or long-term disability benefits under employee benefit plans maintained from time to time by the Company, such benefits shall be deducted from his monthly base salary.

     4.4  Voluntary Termination by Employee for Good Reason. Employee may at any
          -------------------------------------------------
time voluntarily terminate his employment for "good reason" (as defined below) upon 30 days prior written notice thereof to the Company. In such event, the Company shall pay Employee his monthly base salary (subject to standard deductions) and per annum payment (subject to standard deductions) through the remainder of the term of this Agreement. For purposes of this Agreement, "good reason" shall mean the occurrence of any of the following events:

          (a) Removal from the offices Employee holds on the date of this Agreement or a material reduction in Employee's authority or responsibility, but not including termination of Employee for "cause," as defined in Section 8.2
                                                                     -----------
herein;  or

          (b) The Company otherwise commits a material breach of this Agreement.

     4.5  Termination by Employee. This Agreement may be terminated by Employee,
          -----------------------
without cause, upon 30 days' prior written notice thereof given by Employee to the Company. In the event of termination pursuant to this Section 4.5, the
                                                                -----------
Company shall pay Employee his monthly base salary (subject to standard deductions) earned pro rata to the date of such termination and the Company shall have no further obligations to Employee hereunder.

     4.6  Survival  of Provisions. The covenants and provisions of Articles 5, 6
          ------------------------                                 -------------
and  7  hereof  shall survive any termination of this Agreement and continue for
-----
the  periods indicated, regardless of how such termination may be brought about.

     4.7  Options.  Termination under this Article 4 shall affect the Options in
          -------                          ---------
accordance  with  the  provisions  of  the  Option  Agreements.

                                    ARTICLE 5
                 PROPRIETARY PROPERTY; CONFIDENTIAL INFORMATION
                 ----------------------------------------------

     5.1  Proprietary  Property; Confidential Information. Employee acknowledges
          -----------------------------------------------
that in and as a result of Employee's employment hereunder, Employee will be making use of, acquiring and/or adding to Confidential Information. As a material inducement to the Company to enter into this Agreement and to pay to Employee the compensation and benefits stated herein, Employee covenants and agrees that Employee shall not, at any time during or following the term of Employee's employment, directly or indirectly, divulge or disclose for any purpose whatsoever any Confidential Information or proprietary information of the Company. Upon termination of this Agreement, regardless of how such termination may be brought about, Employee shall deliver to the Company any and all documents, instruments, notes, papers or other expressions or embodiments of confidential information which are in Employee's possession or control.

     5.2  Publicity.  During  the term of this Agreement and for a period of ten
          ---------
years thereafter, Employee shall not, directly or indirectly, originate or participate in the origination of any publicity, news release or other public announcements, written or oral, whether to the public press or otherwise, relating to this Agreement, to any amendment hereto, to Employee's employment hereunder or to the Company, without the prior written approval of the Company.

                                    ARTICLE 6

                             [INTENTIONALLY OMITTED]
                             -----------------------

                                    ARTICLE 7
                                   ARBITRATION
                                   -----------

     Except  for  the  provisions  of  Article  5 of this Agreement dealing with
                                       ----------
proprietary property and confidential information, with respect to which the Company expressly reserves the right to petition a court directly for injunctive and other relief, any claim, dispute or controversy of any nature whatsoever, including but not limited to tort claims or contract disputes between the parties to this Agreement or their respective heirs, executors, administrators, legal representatives, successors and assigns, as applicable, arising out of or related to Employee's employment or the terms and conditions of this Agreement, including the implementation, applicability or interpretation thereof, shall be resolved in accordance with the dispute resolution procedures set forth in Appendix A attached hereto and made a part hereof.
-----------

                                    ARTICLE 8
                                   DEFINITIONS
                                   -----------

     8.1  "Board"  shall  mean  the  Board  of  Directors  of  the  Company.
           -----

     8.2  "Cause"  shall  be  exclusively  limited  to  the  following,  as
           -----
determined by the Board in its sole judgment: (i) Employee breaches any material terms of this Agreement; (ii) Employee is convicted of a felony; (iii) Employee fails, after at least one warning, to perform duties assigned under this Agreement (other than a failure due to death or physical or mental disability);
(iv) Employee intentionally engages in conduct which is demonstrably and materially injurious to the Company; (v) Employee commits fraud or theft of personal or Company property from Company premises; (vi) Employee falsifies Company documents or records; (vii) Employee engages in acts of gross carelessness or willful negligence to endanger life or property on Company premises; (viii) Employee uses, distributes or is under the influence of illegal drugs, alcohol or other intoxicant on Company premises; (ix) Employee possesses or stores hand guns on Company premises; or (x) Employee intentionally violates state, federal or local laws and regulations in the course and scope of his employment.

     8.3  "COBRA"  means  the  Consolidated  Omnibus  Budget Reconciliation Act.
           -----

     8.4  "Confidential  Information"  means  that  information  and proprietary
           -------------------------
property belonging to the Company or its affiliates of a special and unique nature and value relating to such matters as the Company's trade secrets, systems, procedures manuals, financial data, confidential reports, business strategies and list of customers.

                                    ARTICLE 9
                                  MISCELLANEOUS
                                  -------------

     9.1  Notices.  All  notices  and other communications hereunder shall be in
          -------
writing and shall be deemed to have been duly given if delivered personally, mailed by certified mail (return receipt requested) or sent by an overnight delivery service with tracking procedures or by facsimile to the parties at the following addresses or at such other addresses as shall be specified by the parties by like notice: If to Employee, at the address set forth below his name on the signature page hereof; and if to the Company, at 77-530 Enfield Lane, Building D, Palm Desert, California 92211, Attention: Chairman of the Board and Chief Executive Officer.

     9.2  Equitable  Relief.  In the event of a breach or a threatened breach by
          -----------------
Employee  of  any  of  the  provisions contained in Article 5 of this Agreement,
                                                    ---------
Employee acknowledges that the Company will suffer irreparable injury not fully compensable by money damages and, therefore, will not have an adequate remedy available at law. Accordingly, the Company shall be entitled to obtain such injunctive relief or other equitable remedy from any court of competent jurisdiction as may be necessary or appropriate to prevent or curtail any such breach, threatened or actual. The foregoing shall be in addition to and without prejudice to any other rights that the Company may have under this Agreement, at law or in equity, including, without limitation, the right to sue for damages.

     9.3 No Rights in Contracts. Employee acknowledges and agrees that he or she
         ----------------------
shall not have any rights in or to any contracts entered into with clients or customers of the Company in connection with services provided by Employee hereunder (including those in which Employee may be specifically named with the Company), unless otherwise agreed to in writing by the Company.

     9.4  Assignment.  The  rights  and  obligations  of  the Company under this
          ----------
Agreement shall inure to the benefit of and shall be binding upon the successors and assigns of the Company. Employee's rights under this Agreement are not assignable and any attempted assignment thereof shall be null and void.

     9.5  Governing  Law. This Agreement shall be subject to and governed by the
          --------------
laws  of  the  State  of  Texas.

     9.6  Entire  Agreement; Release; Amendments. This Agreement constitutes the
          --------------------------------------
entire agreement between the parties and supersedes all other agreements between the parties which may relate to the subject matter contained in this Agreement. Without limiting the foregoing, the Shore Agreement is heareby terminated in its entirety, the parties thereto hereby waive and release all of their respective rights and obligations under the Shore Agreement, and Shore Capital LLC and Employee hereby release the Company and its employees, directors and affiliates from any and all claims arising under or related to the Shore Agreement. This Agreement may not be amended or modified except by an agreement in writing which refers to this Agreement and is signed by both parties.

     9.7  Headings.  The  headings of sections and subsections of this Agreement
          --------
are for convenience only and shall not in any way affect the interpretation of any provision of this Agreement or of the Agreement itself.

     9.8 Severability. Whenever possible, each provision of this Agreement shall
         ------------
be interpreted in such manner as to be effective and valid under applicable law. If any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     9.9  Waiver.  The  waiver  by any party of a breach of any provision hereof
          ------
shall not be deemed to constitute the waiver of any prior or subsequent breach of the same provision or any other provisions hereof. Further, the failure of any party to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement unless such party expressly waives such provision pursuant to a written instrument which refers to this Agreement and is signed by such party.


                        (Signatures on following page.)

     IN WITNESS WHEREOF, the parties have executed this Employment Agreement as of the day and year first above written.


                                PENN  OCTANE  CORPORATION



                                By: /s/ Jerome B. Richter
                                --------------------------
                                Jerome B. Richter,
                                Chief Executive Officer


                                EMPLOYEE:


                                /s/ Richard Shore, Jr.
                                -------------------------
                                Richard  Shore,  Jr.

                                Address:     12 Green Valley Dr.
                                             Lafayette,  CA  94549



ACCEPTED AND AGREED TO FOR
PURPOSES OF THE WAIVER AND
RELEASE UNDER SECTION 9.6:

SHORE CAPITAL LLC


By:/s/ Richard Shore, Jr.
   -----------------------------------
       Richard Shore, Jr., President

                                   APPENDIX A

                          DISPUTE RESOLUTION PROCEDURES
                          -----------------------------

     Re: Employment Agreement effective May 13, 2003 (including any amendments, the "Agreement"), between Penn Octane Corporation, a Delaware corporation (the
      ---------
"Company"),  and  Richard  Shore,  Jr. ("Employee"). Unless otherwise defined in
 -------                                 --------
this Appendix A, terms defined in the Agreement and used herein shall have the meanings set forth therein.

     A.  Negotiations. If any claim, dispute or controversy described in Article
         ------------                                                    -------
7  of  the  Agreement (collectively, the "Dispute") arises, either party may, by
-                                         -------
written notice to the party, have the Dispute referred to the persons designated below for attempted resolution by good faith negotiations within 45 days after such written notice is received. Such designated persons are as follows:

          1.  Company.  The Chairman of the Board and Chief Executive Officer or
              -------
his  designee;  and

          2.  Employee.  Employee  or  his  designee.
              --------

Any settlement reached by the parties under this paragraph A shall not be binding until reduced to writing and signed by both parties. When reduced to writing, such settlement agreement shall supersede all other agreements, written or oral, to the extent such agreements specifically pertain to the matters so settled. If the above-designated persons are unable to resolve such dispute within such 45-day period, either party may invoke the provisions of paragraph B below.

     B.  Arbitration.  All  Disputes  shall  be settled by negotiation among the
         -----------
parties as described in paragraph A above or, if such negotiation is unsuccessful, by binding arbitration in accordance with procedures set forth in paragraphs C and D below.

     C.  Notice.  Notice of demand for binding arbitration by one party shall be
         ------
given in writing to the other party pursuant to the Agreement. In no event may a notice of demand of any kind be filed more than one (1) year after the date the Dispute is first asserted in writing to the other party pursuant to paragraph A above, and if such demand is not timely filed, the Dispute referenced in the notice given pursuant to paragraph A above shall be deemed released, waived, barred and unenforceable for all time, and barred as if by statute of limitations.

     D.  Binding  Arbitration.  Upon  filing  of  a notice of demand for binding
         --------------------
arbitration by either party, arbitration shall be commenced and conducted as follows:

          1.  Arbitrators. All Disputes and related matters in question shall be
              -----------
referred to and decided and settled by a panel of three arbitrators, one selected by the Company, one selected by Employee and the third selected by the two arbitrators so selected. Selection of the arbitrators to be selected by the Company and Employee shall be made within ten (10) business days after the date of giving of a notice of demand for arbitration, and the two arbitrators so appointed shall appoint the third within 10 business days following their appointment.

          2. Cost of Arbitration. The cost of arbitration proceedings, including
             -------------------
without limitation the arbitrators' compensation and expenses, hearing room charges, court reporter transcript charges etc., shall be borne by the parties equally or otherwise as the arbitrators may determine. The arbitrators may award the prevailing party its reasonable attorneys' fees and costs incurred in connection with the arbitration. The arbitrators are specifically instructed to award attorneys' fees for instances of abuse in the discovery process.

          3.  Location of Proceedings. The arbitration proceedings shall be held
              ------------------------
in  Houston,  Texas,  unless  the  parties  agree  otherwise.

          4.  Pre-hearing Discovery. The parties shall have the right to conduct
              ---------------------
and enforce pre-hearing discovery in accordance with the then current Federal Rules of Civil Procedure, subject to these limitations:

               (a) Each party may serve no more than one set of interrogatories limited to 30 questions, including sub-parts;

               (b) Each party may depose the other party's expert witnesses who will be called to testify at the hearing, plus two fact witnesses without regard to whether they will be called to testify (each party will be entitled to a total of no more than 24 hours of deposition time of the other party's witnesses), provided however, that the arbitrators may provide for additional depositions upon showing of good cause; and

               (c) Document discovery and other discovery shall be under the control of and enforceable by the arbitrators.

          5.  Discovery disputes. All discovery disputes shall be decided by the
              ------------------
arbitrators.  The  arbitrators  are  empowered;

               (a) to issue subpoenas to compel pre-hearing document or deposition discovery;

               (b) to enforce the discovery rights and obligations of the parties; and

               (c) to otherwise to control the scheduling and conduct of the proceedings.

Notwithstanding any contrary foregoing provisions, the arbitrators shall have the power and authority to, and to the fullest extent practicable shall, abbreviate arbitration discovery in a manner which is fair to all parties in order to expedite the conclusion of each alternative dispute resolution proceeding.

          6. Pre-hearing Conference. Within fifteen (15) days after selection of
             ----------------------
the third arbitrator, or as soon thereafter as is mutually convenient to the arbitrators, the arbitrators shall hold a pre-hearing conference to establish schedules for completion of discovery, for exchange of exhibit and witness lists, for arbitration briefs and for the hearing, and to decide procedural matters and address all other questions that may be presented.

          7.  Hearing Procedures. The hearing shall be conducted to preserve its
              -------------------
privacy and to allow reasonable procedural due process. Rules of evidence need not be strictly followed, and the hearing shall be streamlined as follows:

               (a) Documents shall be self-authenticating, subject to valid objection by the opposing party;

               (b) Expert reports, witness biographies, depositions and affidavits may be utilized, subject to the opponent's right of a live cross-examination of the witness in person;

               (c) Charts, graphs and summaries shall be utilized to present voluminous data, provided (i) that the underlying data is made available to the opposing party thirty (30) days prior to the hearing, and (ii) that the preparer of each chart, graph or summary is available for explanation and live cross-examination in person;

               (d) The hearing should be held on consecutive business days without interruption to the maximum extent practicable; and

               (e) The arbitrators shall establish all other procedural rules for the conduct of the arbitration in accordance with the rules of arbitration of the Center for Public Resources.

          8. Governing Law. This arbitration provision shall be governed by, and
             --------------
all rights and obligations specifically enforceable under and pursuant to, the Federal Arbitration Act (9 U.S.C. Sec. 1, et seq.)

          9.  Consolidation.  No  arbitration  shall  include, by consolidation,
              -------------
joinder or in any other manner, any additional person not a party to the Agreement, except by written consent of both parties containing a specific reference to these provisions.

          10. Award. The arbitrators are empowered to render an award of general
              -----
compensatory damages and equitable relief (including, without limitations, injunctive relief), but are not empowered to award exemplary, special or punitive damages. The award rendered by the arbitrators (a) shall be final, (b) shall not constitute a basis for collateral estoppel as to any issue and (c) shall not be subject to vacation or modification.

          11. Confidentiality. The parties hereto will maintain the substance of
              ---------------
any proceedings hereunder in confidence and the arbitrators, prior to any proceedings hereunder, will sign an agreement whereby the arbitrators agree to keep the substance of any proceedings hereunder in confidence.

                                    EXHIBIT A

                         RIO VISTA ENERGY PARTNERS L.P.
                         ------------------------------

                                     OPTION
                                     ------

                                    EXHIBIT B

                             PENN OCTANE CORPORATION
                             -----------------------

                                     OPTION
                                     ------

                                    EXHIBIT C

                                RIO VISTA GP LLC
                                ----------------

                                     OPTION
                                     ------